Financial instruments	12 Months Ended
Dec. 31, 2019
Seaspan [Member]
Financial Instruments [Line Items]
Financial instruments

20.     Financial instruments:

(a)	Fair value:

The carrying values of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, accounts payable and accrued liabilities approximate their fair values because of their short term to maturity.

As of December 31, 2019, the fair value of the Company’s Revolvers and Term Loans, excluding deferred financing fees is $2,624,711,000 (2018 - $2,875,691,000) and the carrying value is $2,666,274,000 (2018 - $2,944,602,000). As of December 31, 2019, the fair value of the Company’s operating lease liabilities is $940,034,000 and the carrying value is $942,308,000. As of December 31, 2019, the fair value of the Company’s long-term obligations under other financing arrangements, excluding deferred financing fees, is $533,754,000 (2018 - $660,919,000) and the carrying value is $513,771,000 (2018 - $647,664,000). The fair value of the Revolvers and Term Loans, operating lease liabilities and long-term obligations under other financing arrangements, excluding deferred financing fees, are estimated based on expected principal repayments and interest, discounted by relevant forward rates plus a margin appropriate to the credit risk of the Company. Therefore, the Company has categorized the fair value of these financial instruments as Level 2 in the fair value hierarchy.

As of December 31, 2019, the fair value of the Company’s senior unsecured notes is $82,816,000 (2018 – $400,049,000) and the carrying value is $80,000,000 (2018 – $400,396,000). The fair value of senior unsecured notes is calculated based on a quoted price that is readily and regularly available in an active market. Therefore, the Company has categorized the fair value of these financial instruments as Level 1 in the fair value hierarchy.

As of December 31, 2019, the fair value of the 2025 Notes and 2026 Notes is an aggregate $525,591,000 (2018 – $236,349,000) and the carrying value is an aggregate $349,106,000 (2018 – $166,608,000). The Annual Put Right features of the 2025 Notes and 2026 Notes are considered embedded derivatives that are separately accounted for and re-measured at fair value at the end of each reporting period. The fair value of the derivative put instruments at each reporting period is derived from the difference between the fair value of the 2025 Notes and 2026 Notes and the fair value of a similar debt without an Annual Put Right, which is calculated using a trinomial tree. The assumptions used include our estimate of the risk-free yield curve, interest volatility and the Company’s specific credit risk. The fair value of the Fairfax Notes and derivative put instruments is determined based on interest rate inputs that are unobservable. Therefore, the Company has categorized the fair value of these derivative financial instruments as Level 3 in the fair value hierarchy.

The Company’s interest rate derivative financial instruments are re-measured to fair value at the end of each reporting period. The fair values of the interest rate derivative financial instruments have been calculated by discounting the future cash flow of both the fixed rate and variable rate interest rate payments. The discount rate was derived from a yield curve created by nationally recognized financial institutions adjusted for the associated credit risk. The fair values of the interest rate derivative financial instruments are determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized the fair value of these derivative financial instruments as Level 2 in the fair value hierarchy.

(b)	Interest rate derivative financial instruments:

The Company uses interest rate derivative financial instruments, consisting of interest rate swaps and interest rate swaptions, to manage its interest rate risk associated with its variable rate debt. If interest rates remain at their current levels, the Company expects that $14,663,000 would be settled in cash in the next 12 months on instruments maturing after December 31, 2019.  The amount of the actual settlement may be different depending on the interest rate in effect at the time settlements are made.

On August 30, 2019, one of the Company’s interest rate swap counterparties exercised its termination right for early settlement. Upon termination, the Company made a payment of $97,955,000 (2018 - nil; 2017 – $8,107,000), equal to the fair value liability at the date of settlement, plus an additional amount in accrued interest.

As of December 31, 2019, the Company had the following outstanding interest rate derivatives:

Fixed per annum rate swapped for LIBOR	Notional amount as of December 31, 2019	Maximum notional amount(1)	Effective date	Ending date
5.4200%	$333.2	$333.2	September 6, 2007	May 31, 2024
1.6850%	110.0	110.0	November 14, 2019	May 15, 2024
1.6490%	160.0	160.0	September 27, 2019	May 14, 2024
5.6000%	108.0	108.0	June 23, 2010	December 23, 2021	(2)
(1)	Over the term of the interest rate swaps, the notional amounts increase and decrease. These amounts represent the peak notional amount over the remaining term of the swap.
(2)	Prospectively de-designated as an accounting hedge in 2008.
(c)	Fair value of asset and liability derivatives:

The following provides information about the Company’s derivatives:

	2019	2018
Fair value of financial instruments asset
Interest rate swaps	$0.1	$0.1
Fair value of financial instruments liability
Interest rate swaps	49.3	115.9
Derivative put instrument	0.9	11.3

There are no amounts subject to the master netting arrangements in 2019 or 2018.

The following table provides information about gains and losses included in net earnings and reclassified from accumulated other comprehensive loss (“AOCL”) into earnings:

	2019	2018	2017
Earnings (loss) on derivatives recognized in net earnings:
Change in fair value of interest rate swaps(1)	$(58.8)	$14.7	$(12.6)
Change in fair value of derivative put instrument	23.7	0.8	—
Loss reclassified from AOCL to net earnings(2)
Interest expense	(0.3)	(0.3)	(1.9)
Depreciation and amortization	(0.7)	(0.8)	(1.0)

(1)

For the years ended December 31, 2019, 2018 and 2017, cash flows related to actual settlement of interest rate swaps were $126,782,000, $41,284,000 and $59,313,000.  These are included in investing activities on the consolidated statements of cash flows. For the years ended December 31, 2018 and 2017, cash flows related to actual settlement of interest rate swaps of $41,284,000 and $59,313,000, respectively, were reclassified from operating activities to investing activities to conform with current financial statement presentation.

(2)

The effective portion of changes in unrealized loss on interest rate swaps was recorded in accumulated other comprehensive loss until September 30, 2008 when these contracts were voluntarily de-designated as accounting hedges. The amounts in accumulated other comprehensive loss are recognized in earnings when and where the previously hedged interest is recognized in earnings.

The estimated amount of AOCL expected to be reclassified to net earnings within the next 12 months is approximately $974,000.